UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 19, 2006

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

341 North Main Street Troy, North Carolina 27371
(Address of Principal Executive Offices) (Zip Code)

(910) 576-6171
(Registrant’s Telephone Number, including area code)

Not Applicable
(Former Name or Address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST BANCORP

Index

Page

Item 5.02. - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements Of Certain Officers	3

Item 8.01. - Other Events	3

Item 9.01. - Financial Statements and Exhibits	3

Signatures	4

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(c)  On December 19, 2006, the board of directors of First Bancorp (the “Company”) took formal action to appoint Jerry L. Ocheltree as President and Chief Executive Officer of the Company and of First Bank, the Company’s principal subsidiary, effective January 1, 2007. Mr. Ocheltree, age 46, has been employed by the Company since 1998, serving as a director of the Company since April 2006 and as President of First Bank since September 2005, and serving as Senior Vice President and Regional Executive of First Bank prior to that time. Mr. Ocheltree will continue to be employed pursuant to the terms of an employment agreement with the Company, which was filed as Exhibit 10.1 to the Company’s filing on Form 8-K filed January 25, 2006. Also on December 19, 2006, the board of directors adjusted Mr. Ocheltree’s salary and the salary of the Company’s other executive officers (see below). Mr. Ocheltree’s salary was increased to $312,700 per year, effective January 1, 2007. During 2006, the company agreed to purchase the residence of Mr. Ocheltree for $379,000 and to pay approximately $7,000 in moving expenses associated with his move to a residence closer to the Company's headquarters. Mr. Ocheltree's primary workplace changed from High Point, North Carolina to Troy, North Carolina in connection with his appointment as President of First Bank. The purchase price of Mr. Ocheltree's residence was based on an average of three appraisals, while the amount related to moving expenses is the lowest of three bids obtained.

(e)  On December 19, 2006, the Company’s compensation committee and board of directors took action to adjust the annual salaries of the Company’s executive officers, effective January 1, 2007. The new salaries include the following:

Jerry L. Ocheltree	$312,700

Anna G. Hollers	$255,150

Teresa C. Nixon	$236,225

John F. Burns	$200,997

Eric P. Credle	$200,000

Item 8.01.         Other Events

The Company has become aware that the copy of the Senior Management Supplemental Executive Retirement Plan (SERP) previously filed as Exhibit 10.d to the Company’s most recent Annual Report on Form 10-K (incorporated by reference from Exhibit 10(d) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001) was not the final version of the SERP. The correct version of the SERP is filed as Exhibit 10.1 hereto. The difference between the correct version being filed herewith and the previous version filed in error is in the definition of Accrued Benefit in Section 1.1.

Item 9.01.         Financial Statements and Exhibits

(d)   Exhibits

Exhibit 10.1 - Senior Management Supplemental Executive Retirement Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 22, 2006
FIRST BANCORP

By:	/s/ James H. Garner
Name:	James H. Garner
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Senior Management Supplemental Executive Retirement Plan